EXHIBIT 1(a)

                          FLORIDA POWER & LIGHT COMPANY

                              FIRST MORTGAGE BONDS

                         ------------------------------

                             UNDERWRITING AGREEMENT

                         ------------------------------

                                             [Date]

To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

          1. Introductory. Florida Power & Light Company, a Florida corporation ("FPL"), proposes to issue and sell its First Mortgage Bonds of the series designation[s], with the terms and in the principal amount[s] specified in Schedule I hereto (the "Bonds"). FPL hereby confirms its agreement with the several Underwriters (as defined below) as set forth herein.

          The term "Underwriters" as used herein shall be deemed to mean the entity or several entities named in Schedule II hereto and any underwriter substituted as provided in Section 5 hereof and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the entity or entities listed in
Schedule I hereto (the "Representatives") are the same as the entity or entities listed in Schedule II hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such entity or entities. The Representatives represent that they have been authorized by each Underwriter to enter into this agreement on behalf of such Underwriter and to act for it in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one entity is named in
Schedule I hereto, any action under or in respect of this agreement may be taken by such entities jointly as the Representatives or by one of the entities acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

          2. Description of the Bonds. The Bonds [of each series] will be a series of first mortgage bonds ("First Mortgage Bonds") issued by FPL under its Mortgage and Deed of Trust, dated as of January 1, 1944, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the "Mortgage Trustee"), and The Florida National Bank of Jacksonville (now resigned), as heretofore supplemented and as it will be further supplemented by a supplemental indenture relating to the Bonds ("Supplemental Indenture") in substantially the form heretofore delivered to the Representatives. Such Mortgage and Deed of Trust as it has been and will be so supplemented is hereinafter called the "Mortgage."

          3. Representations and Warranties of FPL. FPL represents and warrants to the several Underwriters that:

               (a)  FPL has filed with the Securities and Exchange
          Commission (the "Commission") a registration statement on Form S-3, including a prospectus ("Registration Statement No. 333-_____"), for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of $__________ aggregate principal amount of its First Mortgage Bonds. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL, threatened by the Commission. References herein to the term "Registration Statement" as of any given date shall mean Registration Statement No. 333-______, as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if FPL files a registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall mean the prospectus forming a part of Registration Statement No. 333-______, as supplemented by a prospectus supplement relating to the Bonds proposed to be filed pursuant to Rule 424 of the general rules and regulations of the Securities Act ("Rule 424"), and as further amended or supplemented as of such date (other than amendments or supplements relating to First Mortgage Bonds other than the Bonds), including all Incorporated Documents. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date that Registration Statement No. 333-______ was declared effective and the time and date of the filing thereafter of FPL's most recent Annual Report on Form 10-K, if such filing is made prior to the Closing Date (as hereinafter defined). Prior to the termination of the offering of the Bonds, FPL will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to Hunton & Williams, who are acting as counsel for the several Underwriters ("Counsel for the Underwriters"), or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters.

               (b) The Registration Statement, at the Effective Date, fully complied and the Prospectus both on the date it is filed with the Commission pursuant to Rule 424 (such date, the "424 Date") and at the Closing Date, and the Registration Statement and the Mortgage at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), respectively, and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement at the Effective Date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the 424 Date and at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and the Incorporated Documents, when filed with the Commission, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to FPL by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statement of Eligibility on Form T-1, or amendments thereto, of the Mortgage Trustee or to any statements or omissions made in the Registration Statement or Prospectus relating to The Depository Trust Company ("DTC") Book-Entry Only System that are based solely on information contained in published reports of DTC.

               (c) The financial statements included as part of or incorporated by reference in the Registration Statement present fairly the financial condition and results of operations of FPL at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statement; and Deloitte & Touche LLP, who have audited the audited financial statements, are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

               (d) Except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the business, properties or financial condition of FPL, whether or not in the ordinary course of business, nor has any transaction been entered into by FPL that is material to FPL, other than changes and transactions contemplated by the Registration Statement and Prospectus, and transactions in the ordinary course of business. FPL has no material contingent obligation which is not disclosed in or contemplated by the Registration Statement and Prospectus.

               (e) The execution and delivery of this agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of FPL to be fulfilled have been duly authorized by all necessary corporate action of FPL in accordance with the provisions of its Restated Articles of Incorporation, as amended (the "Charter"), by-laws and applicable law, and the Bonds when issued and delivered as provided herein will constitute valid and binding obligations of FPL enforceable in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity.

               (f) The execution and delivery of this agreement, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof and the compliance by FPL with all the terms and provisions of the Mortgage will not result in a breach of any of the terms or provisions of, or constitute a default under, FPL's Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL of any federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL or any of its property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL.

               (g) All the property to be subjected to the lien of the Mortgage will be adequately described therein.

               (h) FPL is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          4. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions in this agreement, FPL agrees to sell to the respective Underwriters named in Schedule II hereto, severally and not jointly, and the respective Underwriters agree, severally and not jointly, to purchase from FPL, the respective principal amounts of the Bonds set forth opposite their respective names in Schedule II hereto at the purchase prices for those Bonds set forth in Schedule I hereto.

          The Underwriters agree to make a bona fide public offering of the Bonds as set forth in the Prospectus, such public offering to be made as soon after the execution of this agreement as practicable, subject, however, to the terms and conditions of this agreement. The Underwriters have advised FPL that the Bonds will be offered to the public at the amount per Bond as set forth in
Schedule I hereto and to certain dealers selected by the Representatives at a price which represents a concession not in excess of the amount per Bond under the public offering price as set forth in Schedule I hereto.

          5. Time, Date and Place of Closing, Default of Underwriter. Delivery of the Bonds [of each series] and payment therefor by wire transfer in federal funds shall be made at the time, date and place set forth in Schedule I hereto, or at such other time, date or place as may be agreed upon in writing by FPL and the Representatives. The time and date of such delivery and payment are herein called the "Closing Date."

          The Bonds shall be delivered to the Representatives for the respective accounts of the Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor. Delivery of the Bonds shall be made through the facilities of DTC unless FPL and the Representatives shall otherwise agree. For the purpose of expediting the checking of the Bonds by the Representatives on behalf of the Underwriters, FPL agrees to make such Bonds available to the Representatives for such purpose at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York 10022, not later than 2:00 P.M., New York City time, on the business day preceding the Closing Date, or at such other time, date or place as may be agreed upon by FPL and the Representatives.

          If any Underwriter shall fail to purchase and pay for the principal amount of the Bonds [of any series] which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any failure on the part of FPL to comply with any of the provisions contained herein), the non-defaulting Underwriters shall be obligated to purchase and pay for (in addition to the respective principal amount of the Bonds set forth opposite their respective names in Schedule II hereto) the principal amount of the Bonds [of each series] which such defaulting Underwriter or Underwriters failed to purchase and pay for, up to a principal amount thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the aggregate principal amount of the Bonds [of each series] as to which there is a default and which are set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to (i) purchase and pay for (in such proportion as may be agreed upon among them) the remaining principal amount of the Bonds [of each series] which the defaulting Underwriter or Underwriters agreed but failed to purchase, or (ii) substitute another Underwriter or Underwriters, satisfactory to FPL, to purchase and pay for the remaining principal amount of the Bonds [of each series] which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any of the Bonds would still remain unpurchased, then FPL shall be entitled to a further period of 24 hours within which to procure another party or other parties, members of the National Association of Securities Dealers, Inc. (or, if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Representatives to purchase such Bonds on the terms herein set forth. In the event that, within the respective prescribed periods, (i) the non-defaulting Underwriters notify FPL that they have arranged for the purchase of such Bonds or (ii) FPL notifies the non-defaulting Underwriters that it has arranged for the purchase of such Bonds, the non-defaulting Underwriters or FPL shall have the right to postpone the Closing Date for a period of not more than three full business days beyond the expiration of the respective prescribed periods in order to effect whatever changes may thus be made necessary in the Registration Statement, the Prospectus or in any other documents or arrangements. In the event that neither the non-defaulting Underwriters nor FPL has arranged for the purchase of such Bonds by another party or parties as above provided, then this agreement shall terminate without any liability on the part of FPL or any Underwriter (other than an Underwriter which shall have failed or refused, otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder, to purchase and pay for the Bonds which such Underwriter has agreed to purchase as provided in Section 4 hereof), except as otherwise provided in Section 9 and subsections (c) and (e) of Section 6 hereof.

          6.   Covenants of FPL. FPL agrees with the several Underwriters that:

               (a) FPL will promptly file the Prospectus with the Commission pursuant to Rule 424 under the Securities Act.

               (b) FPL will deliver to the Representatives and to Counsel for the Underwriters one signed copy of the Registration Statement or, if a signed copy is not available, one conformed copy of the Registration Statement certified by an officer of FPL to be in the form as originally filed, including all Incorporated Documents and exhibits, except those incorporated by reference, which relate to the Bonds, including a signed or conformed copy of each consent and certificate included therein or filed as an exhibit thereto. As soon as practicable after the date of this agreement, FPL will deliver to the Underwriters through the Representatives as many copies of the Prospectus as the Representatives may reasonably request for the purposes contemplated by the Securities Act.

               (c) FPL will pay or cause to be paid all expenses in connection with the (i) preparation and filing of the Registration Statement and Prospectus, (ii) issuance and delivery of the Bonds as provided in Section 5 hereof, (iii) preparation, execution, filing and recording of the Supplemental Indenture and (iv) printing and delivery to the Representatives for the account of the Underwriters, in reasonable quantities, of copies of the Registration Statement, the Prospectus and the Supplemental Indenture. FPL will pay or cause to be paid all taxes, if any (but not including any transfer taxes), on the issuance of the Bonds and recordation of the Supplemental Indenture. FPL shall not, however, be required to pay any amount for any expenses of the Representatives or any of the Underwriters, except as provided in Sections 7 and 8 hereof and except that if this agreement shall be terminated in accordance with the provisions of Sections 7, 8 or 10 hereof, FPL will pay the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event. FPL shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

               (d) During a period of nine months after the date of this agreement, if any event relating to or affecting FPL shall occur which, in the opinion of FPL, should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, FPL will forthwith at its expense prepare and furnish to the Representatives a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing copies of any such amendment or supplement. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the date of this agreement, FPL upon the request of the Representatives will furnish to the Representatives, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with Section 10 of the Securities Act.

               (e) FPL will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue sky laws of such jurisdictions as the Representatives may designate and will pay or cause to be paid filing fees and expenses (including fees and expenses of counsel) in the aggregate not exceeding $5,000, provided that FPL shall not be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by FPL to be unduly burdensome.

               (f) FPL will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders (including holders of the Bonds) as soon as practicable an earnings statement (which need not be audited, unless required so to be under Section 11(a) of the Securities Act) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

               (g) FPL will advise the Representatives promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or, prior to the termination of the offering of the Bonds hereunder, of official notice of the institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use every commercially reasonable effort to obtain the prompt removal thereof.

               (h) On or before the Closing Date, FPL will, if applicable, cause (i) at least one counterpart of the Supplemental Indenture to be duly recorded in the States of Florida or Georgia and (ii) all intangible and documentary stamp taxes due in connection with the issuance of the Bonds and the recording of the Supplemental Indenture to be paid. Within 30 days following the Closing Date, FPL will, if applicable, cause the Supplemental Indenture to be duly recorded in all other counties in which property of FPL is located.

          7. Conditions of Underwriters' Obligations to Purchase and Pay for the Bonds. The several obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the performance by FPL of its obligations to be performed hereunder on or prior to the Closing Date and to the following conditions:

               (a) The representations and warranties made by FPL herein shall be true and correct in all material respects as of the Closing Date as if made on and as of such date and the Representatives shall have received, prior to payment for the Bonds, a certificate from FPL dated the Closing Date and signed by an officer of FPL to that effect.

               (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date; no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date; and the Representatives shall have received, prior to payment for the Bonds, a certificate from FPL dated the Closing Date and signed by an officer of FPL to the effect that, to the best of his or her knowledge, no such order is in effect and no proceedings for either such purpose are pending before, or to the knowledge of FPL threatened by, the Commission.

               (c) On the Closing Date, there shall be in full force and effect an authorization of the Florida Public Service Commission with respect to the issuance and sale of the Bonds on the terms herein stated or contemplated, and containing no provision unacceptable to the Representatives by reason of the fact that it is materially adverse to FPL, it being understood that no authorization provided to Counsel for the Underwriters and in effect at the date of this agreement contains any such unacceptable provision.

               (d) On the Closing Date, the Representatives shall have received from Steel Hector & Davis LLP, counsel to FPL, Thelen Reid & Priest LLP, co-counsel to FPL, and Hunton & Williams, Counsel for the Underwriters, opinions (with a copy for each of the Underwriters) in substantially the form and substance prescribed in Schedules III, IV and V hereto (i) with such changes therein as may be agreed upon by FPL and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Bonds shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

               (e) At the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter (with copies thereof for each of the Underwriters) to the effect that (i) they are independent public accountants with respect to FPL within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder; (iii) on the basis of performing a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, on the unaudited condensed consolidated financial statements of FPL incorporated by reference in the Prospectus, a reading of the latest available interim unaudited condensed consolidated financial statements of FPL since the close of FPL's most recent audited fiscal year, the minutes and consents of the Board of Directors, the Finance Committee of the Board of Directors, the Stock Issuance Committee of the Board of Directors, and the sole common shareholder of FPL since the end of the most recent audited fiscal year, and inquiries of officials of FPL who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (a) the unaudited condensed consolidated financial statements of FPL incorporated by reference in the Prospectus (1) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder and (2) except as disclosed in the Prospectus, are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of FPL incorporated by reference in the Prospectus, (b) at the date of the latest available interim balance sheet read by them and at a specified date not more than five days prior to the Closing Date there was any change in the common stock or additional paid-in capital, increase in the preferred stock or long-term debt of FPL and its subsidiaries, or decrease in its shareholders' equity, in each case as compared with amounts shown in the most recent condensed consolidated balance sheet incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur, or as occasioned by the declaration, provision for, or payment of dividends, or which are described in such letter, or (c) for the period from the date of the most recent condensed consolidated balance sheet incorporated by reference in the Prospectus to the latest available interim balance sheet read by them and for the period from the date of the latest available interim balance sheet read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in total consolidated operating revenues or in net income or net income available to FPL Group, Inc., except in all instances for decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Prospectus and Exhibit 12 to the Registration Statement and such other items as the Representatives may reasonably request.

               (f) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, and up to the Closing Date, (i) there shall have been no material adverse change in the business, properties or financial condition of FPL, except as disclosed in or contemplated by the Registration Statement and Prospectus, and (ii) there shall have been no material transaction entered into by FPL other than transactions disclosed in or contemplated by the Registration Statement and the Prospectus, and transactions in the ordinary course of business; and at the Closing Date, the Representatives shall have received a certificate to such effect from FPL signed by an officer of FPL.

               (g) All legal proceedings to be taken in connection with the issuance and sale of the Bonds shall have been satisfactory in form and substance to Counsel for the Underwriters.

          In case any of the conditions specified above in this Section 7 shall not have been fulfilled, this agreement may be terminated by the Representatives upon mailing or delivering written notice thereof to FPL. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section 6 hereof and except that in the event of such termination by the Representatives, FPL shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000.

          8. Condition of FPL's Obligations. The obligation of FPL to deliver the Bonds shall be subject to the following conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date, and no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date.

               (b) On the Closing Date there shall be in full force and effect an authorization of the Florida Public Service Commission with respect to the issuance and sale of the Bonds on the terms herein stated or contemplated, and containing no provision unacceptable to FPL by reason of the fact that it is materially adverse to FPL, it being understood that no authorization in effect at the date of this agreement contains any such unacceptable provision.

          In case the conditions specified above in this Section 8 shall not have been fulfilled, this agreement may be terminated by FPL upon mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section 6 hereof and except that in the event of such termination by FPL, FPL shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000.

          9.   Indemnification.

               (a) FPL agrees to indemnify and hold harmless each Underwriter, each officer and director of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each such Underwriter, officer, director and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus [(if used prior to the Effective Date of the Registration Statement)], including all Incorporated Documents, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) of Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to FPL by or on behalf of any Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the Statement of Eligibility on Form T-1 of the Mortgage Trustee; and provided, further, that the indemnity agreement contained in this subsection (a) of Section 9 in respect of any preliminary prospectus (and for purposes of clause (ii) below, the Prospectus) shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds [of any series] to any person if such Underwriter shall have failed to send or give to such person (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented, if any amendments or supplements thereto shall have been furnished at or prior to the time of written confirmation of the sale involved, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus is not corrected in the Prospectus or the Prospectus as amended or supplemented at the time of confirmation, or (ii) with or prior to the delivery of such Bonds to such person, a copy of any amendment or supplement to the Prospectus which shall have been furnished subsequent to such written confirmation and prior to the delivery of such Bonds to such person, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus or the Prospectus was not corrected in the Prospectus or in such amendment or supplement at the time of such delivery of such Bonds. The indemnity agreement of FPL contained in this subsection (a) of Section 9 and the representations and warranties of FPL contained in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, officer, director or any such controlling person, and shall survive the delivery of the Bonds [of each series]. The Underwriters agree promptly to notify FPL, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them or any such officer, director or controlling person in connection with the issuance and sale of the Bonds [of any series].

               (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless FPL, its officers and directors, and each person who controls FPL within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to FPL by or on behalf of such Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The Underwriters hereby furnish to FPL in writing expressly for use in the Registration Statement and Prospectus [insert information provided by the Underwriters]. FPL acknowledges that the statements set forth in the preceding sentence constitute the only information furnished in writing by or on behalf of the several Underwriters expressly for inclusion in any preliminary prospectus or the Prospectus. The indemnity agreement of the respective Underwriters contained in this subsection (b) of Section 9 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of FPL or any of its officers or directors or any such other Underwriter or any such controlling person, and shall survive the delivery of the Bonds [of each series]. FPL agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against FPL (or any controlling person thereof) or any of its officers or directors in connection with the issuance and sale of the Bonds [of any series].

               (c) FPL and the several Underwriters each agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity or contribution may be sought under the provisions of this Section 9, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity or contribution shall be sought thereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party or parties, to participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party or parties (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). FPL and the several Underwriters each agree that without the prior written consent of the other parties to such action who are parties to this agreement, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim or proceeding in respect of which such party intends to seek indemnity or contribution under the provisions of this Section 9, unless such settlement, compromise or consent (i) includes an unconditional release of such other parties from all liability arising out of such claim or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other parties.

               (d) If, or to the extent, the indemnification provided for in subsections (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subsections (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect
          (i) the relative fault of FPL on the one hand and the Underwriters on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses,
          (ii) the relative benefits received by FPL on the one hand and the Underwriters on the other hand from the offering of the Bonds pursuant to this agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution with respect thereto from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by FPL or the Underwriters and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. FPL and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Bonds underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this subsection (d) are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite the Bonds [of the series] with respect to which contribution is sought is to the total principal amount of the Bonds [of such series] set forth in Schedule II hereto.

          10. Termination. This agreement may be terminated by the Representatives by delivering written notice thereof to FPL, at any time prior to the Closing Date if after the date hereof and at or prior to the Closing
Date:

               (a) (i) there shall have occurred any general suspension of trading in securities on The New York Stock Exchange, Inc. (the "NYSE") or there shall have been established by the NYSE or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any general restrictions on the distribution of securities, or trading in any securities of FPL shall have been suspended or limited by any exchange located in the United States or on the over-the-counter market located in the United States or a general banking moratorium declared by New York or federal authorities or (ii) there shall have occurred any new material outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this agreement, or other national or international calamity or crisis, the effect of any such event specified in (i) or (ii) above on the financial markets of the United States shall be such as to make it impracticable for the Underwriters to enforce contracts for the sale of the Bonds [of any series]; or

               (b) (i) there shall have been any downgrading or any notice of any intended or potential downgrading in the ratings accorded to the Bonds [of any series] or any securities of FPL which are of the same class as the Bonds by either [Moody's Investor Service, Inc. ("Moody's")] or [Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P")], or (ii) either [Moody's] or [S&P] shall have publicly announced that either has under surveillance or review, with possible negative implications, its ratings of the Bonds [of any series] or any securities of FPL which are of the same class as the Bonds, the effect of any such event specified in (i) or
          (ii) above which, in the reasonable judgment of the Representatives, makes it impracticable or inadvisable to consummate the sale of the Bonds and the delivery of the Bonds by the several Underwriters at the initial public offering price.

This agreement may also be terminated at any time prior to the Closing Date if in the judgment of the Representatives the subject matter of any amendment or supplement to the Registration Statement or the Prospectus prepared and furnished by FPL after the date hereof reflects a material adverse change in the business, properties or financial condition of FPL which renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Bonds [of any series] to be purchased hereunder. Any termination of this agreement pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section 6 hereof.

          11. Miscellaneous. The validity and interpretation of this agreement shall be governed by the laws of the State of New York. This agreement shall inure to the benefit of FPL, the several Underwriters and, with respect to the provisions of Section 9 hereof, each officer, director or controlling person referred to in said Section 9, and their respective successors. Nothing in this agreement is intended or shall be construed to give to any other person or entity any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. The term "successors" as used in this agreement shall not include any purchaser, as such purchaser, of any Bonds from any of the several Underwriters.

          12. Notices. All communications hereunder shall be in writing or by telegram and, if to the Underwriters, shall be mailed or delivered to the Representatives at the address set forth in Schedule I hereto, or if to FPL, shall be mailed or delivered to it at 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Treasurer.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                             Very truly yours,

                                             Florida Power & Light Company


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


Accepted and delivered as of the date first above written:



By:
   ----------------------------------------
   Name:
   Title:

Acting on their own behalf and on behalf of the other several Underwriters referred to in the foregoing agreement.

                                   SCHEDULE I

Underwriting Agreement dated _________, 200_
Registration Statement No. 333-______
Representatives and Addresses:


Bonds:

               Designation:
               Principal Amount:
               Date of Maturity:
               Interest Rate:
               Purchase Price:
               Underwriting Discount:
               Price to the Public:
               Dealers' Concession:


               Closing Date, Time
                 and Location:

                                   SCHEDULE II

                           PRINCIPAL AMOUNT                    [PRINCIPAL AMOUNT
UNDERWRITER                 OF ____% BONDS                      OF ____% BONDS]
-----------                ----------------                    -----------------








          Total..............................

                                  SCHEDULE III

                    [LETTERHEAD OF STEEL HECTOR & DAVIS LLP]


                                                  [Date]


as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described


Ladies and Gentlemen:


          We have acted as counsel for Florida Power & Light Company ("FPL") (a) in connection with the authorization and issuance by FPL of $_________ principal amount of First Mortgage Bonds, ____% Series due __________, 20__ [and $__________ principal amount of First Mortgage Bonds, ____% Series due __________, 20__] ([collectively,] the "Bonds"), issued under the Mortgage and Deed of Trust dated as of January 1, 1944, as the same is supplemented by one hundred and [three] indentures supplemental thereto, the latest of which (the "One Hundred [Third] Supplemental Indenture") is dated as of __________, 200_ (such Mortgage as so supplemented being hereinafter called the "Mortgage") from FPL to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee ("Mortgage Trustee"), and (b) in connection with the sale of the Bonds to you in accordance with the underwriting agreement dated _________, 200_, between you and FPL (the "Agreement"). Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.


          We have participated in the preparation of or reviewed (1) Registration Statement No. 333-______ which became effective on _________, 200_, which registration statement was filed by FPL with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), (references herein to the term "Registration Statement" as of any given date shall mean Registration Statement No. 333-______, as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (2) the prospectus dated _________, 200_ forming a part of the Registration Statement, as supplemented by a prospectus supplement dated __________, 200_ relating to the Bonds, both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Bonds filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); (3) the Mortgage; (4) the corporate proceedings with respect to the Registration Statement and with respect to the authorization, issuance and sale of the Bonds; (5) FPL's Restated Articles of Incorporation, as amended to the date hereof (the "Charter"), and

Bylaws, as amended to the date hereof (the "Bylaws"); and (6) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion. We have also participated in the preparation of FPL's Application to the Florida Public Service Commission ("FPSC") for the authorization of, among other things, the issuance and sale of debt securities in 200_, including the Bonds.


          Upon the basis of the foregoing, we advise you that:

                                       I.

          FPL is a validly organized and existing corporation and is in good standing under the laws of the State of Florida and has valid franchises, licenses and permits adequate for the conduct of its business.

                                       II.

          FPL is a corporation duly authorized by its Charter to conduct the business which it is now conducting as set forth in the Prospectus; FPL is subject, as to retail rates and services, issuance of securities, accounting and certain other matters, to the jurisdiction of the FPSC; and FPL is subject, as to wholesale rates, accounting and certain other matters, to the jurisdiction of the Federal Energy Regulatory Commission.

                                      III.

          The Mortgage has been duly authorized by FPL by all necessary corporate action, has been duly and validly executed and delivered by FPL, and is a valid and binding obligation of FPL enforceable in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity.

                                       IV.

          The Bonds [of each series] are valid and binding obligations of FPL enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity, and are entitled to the benefit of the security afforded by the Mortgage.

                                       V.

          Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date, and the Prospectus, at the 424 Date, complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other


                                     III-2
financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                       VI.

          The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement and the compliance by FPL with all the terms and provisions of the Mortgage will not result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or the Bylaws or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL.

                                      VII.

          The Bonds are being issued and sold pursuant to the authority contained in an order of the FPSC, which authority is adequate to permit the issuance and sale of the Bonds. To the best of our knowledge, said authorization is still in full force and effect, and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction as to which we express no opinion, and other than those which have been already obtained) is legally required for the authorization of the issuance and sale of the Bonds.

                                      VIII.

          The statements made in the Prospectus under the headings ["Description of the Bonds" and "Certain Terms of the Offered Bonds,"] [and _________] insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                       IX.

          The Mortgage is duly qualified under the Trust Indenture Act of 1939, as amended.

                                       X.

          The Agreement has been duly and validly authorized, executed and delivered by FPL.

                                       XI.

          As to the Mortgaged and Pledged Property, as defined in the Mortgage, FPL has satisfactory title to any easements and personal properties, and good and marketable or insurable title in fee simple to any other real properties (except as FPL's interest is stated to be otherwise), subject only to Excepted


                                     III-3

Encumbrances, as defined in the Mortgage, to any lien, if any, existing or placed thereon at the time of acquisition thereof by FPL, to minor defects and encumbrances customarily found in the case of properties of like size and character and which, in our opinion, would not impair the use thereof by FPL (all of which title exceptions, encumbrances, liens and defects are hereinafter referred to as "Exceptions"), and to the lien of the Mortgage; the Mortgage constitutes a valid, direct, and first mortgage lien upon the Mortgaged and Pledged Property now owned by FPL, subject, however, to the Exceptions and as set forth in the last sentence of this paragraph; and the description of properties in the Mortgage is adequate to constitute the Mortgage a lien on Mortgaged and Pledged Property hereafter acquired by FPL, subject, however, to the Exceptions and except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity. The [One Hundred Third] Supplemental Indenture is in proper form for recording in all places required; and upon such recording, the [One Hundred Third] Supplemental Indenture will constitute adequate record notice to perfect the lien of the Mortgage as to all Mortgaged and Pledged Property acquired by FPL subsequent to the recording of the [One Hundred Second] Supplemental Indenture to the Mortgage and prior to the recording of the [One Hundred Third] Supplemental Indenture.

                                      XII.

          Except as stated or referred to in the Prospectus, there is no material pending legal proceeding to which FPL is a party or of which property of FPL is the subject which is reasonably likely to be determined adversely and, if determined adversely, might reasonably be expected to have a material adverse effect on FPL and, to the best of our knowledge, no such proceeding is known to be contemplated by governmental authorities.

          In rendering the foregoing opinion, we have assumed that the certificates representing the Bonds will conform to specimens examined by us and that the Bonds will be duly authenticated by the Mortgage Trustee under the Mortgage and will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

          Other than with respect to the opinion expressed in Paragraph VIII hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL, certain of its other legal counsel, its independent public accountants and your representatives. Additionally, as counsel to FPL, we have responsibility for certain of its legal matters. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, any untrue statement of a material


                                     III-4
fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the Florida Bar and do not hold ourselves out as experts on the laws of New York or Georgia, and accordingly, this opinion is limited to the laws of Florida and the federal laws of the United States insofar as they bear on matters covered hereby. As to all matters of New York law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, New York, New York. As to all matters of law affecting Mortgaged and Pledged Property located in the State of Georgia, we have relied, with your consent, upon an opinion of even date herewith addressed to you and us by McDaniel & Haugaard, P.C., Decatur, Georgia. As to all matters of Florida law, Thelen Reid & Priest LLP and Hunton & Williams are hereby authorized to rely upon this opinion as though it were rendered to each of them.

          This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                             Very truly yours,


                                             STEEL HECTOR & DAVIS LLP

                                   SCHEDULE IV

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]



                                             [Date]


as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described


Ladies and Gentlemen:

          We have acted as special counsel for Florida Power & Light Company ("FPL") (a) in connection with the authorization and issuance by FPL of $__________ principal amount of First Mortgage Bonds, ____% Series due __________, 20__ [and $__________ principal amount of First Mortgage Bonds,
____% Series due __________, 20__] ([collectively,] the "Bonds"), issued under the Mortgage and Deed of Trust dated as of January 1, 1944, as the same is supplemented by one hundred and [three] indentures supplemental thereto, the latest of which (the "One Hundred [Third] Supplemental Indenture") is dated as of _________, 200_ (such Mortgage as so supplemented being hereinafter called the "Mortgage") from FPL to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee ("Mortgage Trustee"), and (b) in connection with the sale of the Bonds to you in accordance with the underwriting agreement dated _________, 200_, between you and FPL (the "Agreement"). Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

          We have participated in the preparation of or reviewed (1) Registration Statement No. 333-______ which became effective on _________, 200_, which registration statement was filed by FPL with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), (references herein to the term "Registration Statement" as of any given date shall mean Registration Statement No. 333-______, as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (2) the prospectus dated _________, 200_ forming a part of the Registration Statement, as supplemented by a prospectus supplement dated __________, 200_ relating to the Bonds, both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Bonds filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); (3) the Mortgage; (4) the corporate proceedings with respect to the Registration Statement and with respect to the authorization, issuance and sale of the Bonds; (5) FPL's Restated Articles of Incorporation, as amended to the date hereof (the "Charter"), and Bylaws, as amended to the date hereof (the "Bylaws"); and (6) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion. We have also participated in the preparation of FPL's Application to the Florida Public Service Commission ("FPSC") for the authorization of, among other things, the issuance and sale of debt securities in 200_, including the Bonds.

          Upon the basis of the foregoing, we advise you that:

                                       I.

          The Mortgage has been duly authorized by FPL by all necessary corporate action, has been duly and validly executed and delivered by FPL, and is a valid and binding obligation of FPL enforceable in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity.

                                       II.

          The Bonds [of each series] are valid and binding obligations of FPL enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity, and are entitled to the benefit of the security afforded by the Mortgage.

                                      III.

          Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date, and the Prospectus, at the 424 Date, complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                       IV.

          The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement and the compliance by FPL with all the terms and provisions of the Mortgage will not result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or the Bylaws or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL.

                                       V.

          The Bonds are being issued and sold pursuant to the authority contained in an order of the FPSC, which authority is adequate to permit the issuance and sale of the Bonds. To the best of our knowledge, said authorization is still in full force and effect, and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction as to which we express no opinion, and other than those which have been already obtained) is legally required for the authorization of the issuance and sale of the Bonds.

                                       VI.

          The statements made in the Prospectus under the headings ["Description of the Bonds" and "Certain Terms of the Offered Bonds,"] [and _________] insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                      VII.

          The Mortgage is duly qualified under the Trust Indenture Act of 1939, as amended.

                                      VIII.

          The Agreement has been duly and validly authorized, executed and delivered by FPL.

          In rendering the foregoing opinion, we have assumed that the certificates representing the Bonds will conform to specimens examined by us and that the Bonds will be duly authenticated by the Mortgage Trustee under the Mortgage and will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

          Other than with respect to the opinion expressed in Paragraph VI hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL, certain of its other legal counsel, its independent public accountants and your representatives. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, any untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of Florida. We do not pass upon matters governed by Florida law, including without limitation the incorporation of FPL, titles to property, franchises or the lien of the Mortgage. As to all matters of Florida law, we have relied, with your consent, upon an opinion of even date herewith addressed to you by Steel Hector & Davis LLP, Miami, Florida. As to all matters of New York law, Steel Hector & Davis LLP is hereby authorized to rely upon this opinion as though it were rendered to Steel Hector & Davis LLP.

          This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                             Very truly yours,




                                             THELEN REID & PRIEST LLP

                                   SCHEDULE V

                        [LETTERHEAD OF HUNTON & WILLIAMS]





                                             [Date]


as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

Ladies and Gentlemen:

          We have acted as your counsel in connection with your several purchases from Florida Power & Light Company ("FPL") of $__________ principal amount of First Mortgage Bonds, ____% Series due __________, 20__ [and $__________ principal amount of First Mortgage Bonds, ____% Series due __________, 20__] ([collectively,] the "Bonds"), issued under FPL's Mortgage and Deed of Trust dated as of January 1, 1944, with Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, which has been amended and supplemented in the past and which will be supplemented again by one or more supplemental indentures relating to these Bonds (as so amended and supplemented, the "Mortgage"), pursuant to the Underwriting Agreement, dated __________, 200_, between you and FPL (the "Agreement"). Capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Agreement.

          In connection with the foregoing we have examined the following:

          a) FPL's registration statement on Form S-3 (Registration Statement No. 333-______ relating to $1,000,000,000 aggregate principal amount of First Mortgage Bonds filed with the Commission on __________, 200_ (the "Registration Statement");

          b) the prospectus dated __________, 200_ (the "Prospectus") and the prospectus supplement dated __________, 200_ (the "Prospectus Supplement"), filed pursuant to Rule 424(b)(__) under the Securities Act of 1933, as amended (the "Securities Act");

          c) the Restated Articles of Incorporation of FPL, as amended to date, and the Bylaws of FPL, as amended to date;

          d) the unanimous consent[s] of the Board of Directors of FPL dated __________ and the unanimous consent[s] of the Finance Committee of the Board of Directors of FPL, dated __________, with respect to the offering of the Bonds, as certified by the Secretary of FPL on the date hereof;

          e)   the Agreement; and

          f)   the Mortgage.

          We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, agreements, certificates, corporate records, certificates of public officials and other instruments as we have deemed necessary or appropriate for the purposes of this opinion.

          For purposes of the opinions expressed below, we have assumed without verification (i) the authenticity of all documents submitted to us as originals;
(ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals of such documents;
(iii) the genuineness of signatures not witnessed by us; and (iv) the legal capacity of natural persons.

          In rendering the following opinion, we have assumed that the certificates representing the Bonds will conform to specimens examined by us and that the Bonds will be duly authenticated by the Mortgage Trustee under the Mortgage and will be delivered against payment of the purchase price as provided in the Agreement.

          As to factual matters, we have relied upon representations and warranties included in the Agreement and upon certificates of officers of FPL being delivered to you today pursuant to Section 7(a) of the Agreement, and upon certificates of public officials, without independent investigation. Whenever the phrase "to the best of our knowledge" or "has come to our attention" is used herein, it refers to the actual knowledge of the attorneys involved in this transaction, without independent investigation.

          We do not purport to express an opinion on any laws other than the laws of the State of New York, the United States of America and, to the extent set forth herein, the laws of the State of Florida. As to all matters of Florida law, we have, with your consent, relied upon the opinion of even date herewith addressed to you by Steel Hector & Davis LLP, counsel for FPL. We express no opinion or belief as to the incorporation of FPL, titles to property, franchises or the lien of the Mortgage.

          Based upon the foregoing and such other information and documents as we have considered necessary for the purposes hereof, we are of the opinion that:

                                       I.

          1. The Mortgage has been duly authorized by FPL by all necessary corporate action, has been duly and validly executed and delivered by FPL, and is a valid and binding obligation of FPL enforceable against FPL in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity.

          2. The Bonds [of each series] are valid and binding obligations of FPL enforceable against FPL in accordance with their [respective] terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting mortgagees' and other creditors' rights and remedies generally and general principles of equity, and are entitled to the benefit of the security afforded by the Mortgage.

          3. The statements made in the Prospectus under the headings ["Description of the Bonds" and "Certain Terms of the Offered Bonds,"] [and __________] insofar as such statements purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          4. The Registration Statement has become, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          5 . The Mortgage is duly qualified under the Trust Indenture Act of 1939, as amended.

          6. The Agreement has been duly and validly authorized, executed and delivered by FPL.

                                       II.

          Other than with respect to the opinion expressed in paragraph 3 of
Part I hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement, the Prospectus or the Prospectus Supplement. We have, however, participated in the preparation of the Registration Statement, the Prospectus and the Prospectus Supplement. In this context, we have participated in various conferences with the officers and employees of FPL, certain of its legal counsel and its independent certified public accountants and your representatives. At those conferences, the contents of the Prospectus Supplement were discussed and revised. Since the dates of those conferences, we have inquired of certain officers whether there has been any material change in the affairs of FPL.

          Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no opinion, Registration Statement No. 333-_______, at the Effective Date, and the Prospectus and the Prospectus Supplement, each at the 424 Date, complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable instructions, rules and regulations of the Commission thereunder.

          Because of the inherent limitations in the independent verification of factual matters, and the character of determinations involved in the preparation of registration statement[s] under the Securities Act, we are not passing upon, and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, except as specifically set forth in paragraph 3 of Part I of our opinion above. Also, we do not express any opinion or belief as to the financial statements or other financial or statistical information contained in the Registration Statement, the Prospectus and the Prospectus Supplement. However, subject to the foregoing, on the basis of our participation in the conferences referred to above and our examination of the documents referred to herein, we advise you that nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statement of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus or the Prospectus Supplement at the 424 Date included, or at the date hereof includes, any untrue statement of a material fact or the Prospectus or the Prospectus Supplement at the 424 Date omitted, or at the date hereof omits, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is furnished solely for your benefit, and it is not to be quoted, in whole or in part, or otherwise referred to, nor is it to be filed with any governmental agency or any other person, and no person or entity other than you shall be entitled to rely upon this opinion without our express written consent. This opinion is given as of the date hereof, and we assume no obligation to advise you after the date hereof of facts or circumstances that come to our attention or changes in law that occur which could affect the opinion contained herein.

                                             Very truly yours,


                                             HUNTON & WILLIAMS